                        AGREEMENT REGARDING JOINT FILING
                                       OF
                        STATEMENT ON SCHEDULE 13D OR 13G

     The undersigned agree to file jointly with the Securities and Exchange Commission (the "SEC") any and all statements on Schedule 13D or 13G (and any amendments or supplements thereto) required under Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, in connection with purchases by the undersigned of Common Stock of Chyron Corporation. For that purpose, the undersigned hereby constitute and appoint London Merchant Securities plc, a public limited company organized under the laws of England and Wales, as their true and lawful agent and attorney-in-fact, with full power and authority for and on behalf of the undersigned to prepare or cause to be prepared, sign, file with the SEC and furnish to any other person, all certificates, instruments, agreements and documents necessary to comply with
Section 13(d) and Section 16(a) of the 1934 Act in connection with said purchases, and to do and perform every act necessary and proper to be done incident to the exercise of the foregoing power, as fully as the undersigned might or could do if personally present.

Dated: July 11, 2005

                                         LONDON MERCHANT SECURITIES PLC


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         LION INVESTMENTS LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         WESTPOOL INVESTMENT TRUST PLC


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         LMS TIGER INVESTMENTS LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director

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                                         LMS CAPITAL LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         THE WEBER FAMILY TRUST DATED 1/6/89


                                         By:  /s/ Eugene M. Weber
                                              ---------------------------------
                                              Name:  Eugene M. Weber
                                              Title: Trustee


                                         EUGENE M. WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------


                                         ANGELA G. WEBER

                                         /s/ Angela G. Weber
                                         --------------------------------------


                                         ANGELA S. WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------
                                         By: Eugene M. Weber, as Custodian


                                         PAIGE WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------
                                         By: Eugene M. Weber, as Custodian


                                         ROBERT A. RAYNE

                                         /s/ Robert A. Rayne
                                         --------------------------------------